SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K



                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934.


Date of Report (Date of earliest event reported): July 14, 1997


                    PetHealth Systems, Inc.
                   (formerly Triangle, Inc.)

     (Exact name of registrant as specified in its charter)

Colorado                     000-22151                 93-0969365
(State or other          Commission File          (IRS Employer
Jurisdiction of               Number)        Identification No.)

                 444 Madison Avenue, Suite 1710
                       New York, NY 10022
                      Address of Principal
               Executive Offices)    (Zip Code)


Registrant's telephone number, including area code: (212) 750-7878

Item 5. Other Events.

     The registrant has been unable to raise the capital required to implement the PetCare, Inc. business plan (acquisition of operating veterinarian pet hospitals and consolidation of operations thereof). Therefore, as of July 7, 1997 PetHealth Systems, Inc. (the "registrant"), and the former principal shareholders of PetCare, Inc. have agreed to the cancellation of the Agreement and Plan of Share Exchange (the "Agreement").

     The execution and closing of the Agreement previously was reported on Form 8-K, which was filed with the Securities and Exchange Commission on February 19, 1997. Pursuant to the Agreement which has been canceled, the registrant had acquired all of the outstanding shares of Common Stock of PetCare, Inc. from its shareholders effective as of February 10, 1997, in exchange for 3,000,000 restricted shares of Common Stock of the registrant issued to such individuals or to entities controlled by such shareholders. In addition, the following occurred in connection with the original closing of the Agreement: the three original directors of the registrant (as of February 7, 1996) elected the directors of PetCare, Inc. to the board of directors of the registrant, and the three original directors resigned; the name of the registrant was changed to PetHealth Systems, Inc.; and (effective as of February 24, 1997) the outstanding shares of Common Stock of the registrant were subjected to a 1 for 200 reverse stock split, such that from and after February 19, 1997 (and up until the date of cancellation of the original Agreement, and the other share issuances, as noted below), there were issued and outstanding 3,285,030 shares of Common Stock of the registrant. In addition, in connection with the original Agreement, the registrant registered its class of Common Stock with the Securities and Exchange Commission, pursuant to Section 12(g) of the Securities Exchange Act of 1934.

     Upon cancellation of the original Agreement, the following events occurred:

     (a) 2,700,000 of the 3,000,000 shares of Common Stock (which the registrant originally had issued to the five principal shareholders of PetCare, Inc. in exchange for their shares of Common Stock of PetCare, Inc.), were returned to the registrant for cancellation. Such shares were returned by Ted A. Sprinkle, Jr., Kenneth J. Rotondo, Thomas A. LeVine, Joseph J. Messina, and MIS Management, Inc. (an affiliate of Martin I. Saposnick). No consideration was provided by the registrant, or any third party, in connection with such return of shares. The remaining 300,000 shares of Common Stock, which had been originally issued to minority shareholders of PetCare, Inc. for services provided to PetCare, Inc. prior to its acquisition by the registrant, will not be returned to the registrant for cancellation.

     (b) Ted A. Sprinkle, Jr. (who became President and a director of the registrant in February, 1997), and Kenneth J. Rotondo (who became Executive Vice President and a director of the registrant in February, 1997), resigned their positions with the registrant. Thereafter, on July 18, 1997, Joseph J. Messina (who became a director of the registrant in February, 1997), and Martin I. Saposnick (who became a director of the registrant in February, 1997), acting as the remaining directors on the board of directors of the registrant, elected as directors and/or officers of the registrant, as of July 18, 1997, the following persons: Robert Gordon, director, President (Chief Executive Officer) and Chief Financial Officer; Chip Kurzenhauser, director; Bryan Skelton, director; and Gera Laun, Secretary. Thereafter, as of July 18, 1997, Mr. Messina and Mr. Saposnick resigned as directors of the registrant.

     (c) The registrant has determined not to further pursue the PetCare, Inc. business plan. As of the date of this report, no Veterinarian hospitals have been acquired and there are no contracts for such acquisitions. The registrant has discussed a possible disposition of the business plan for consideration, including but not limited to a minority equity ownership interest in a buyer of the business plan who would implement and finance the plan, however, as of the date of this Form 8-K Report, such discussions have been inconclusive.

     (d) As disclosed in subparagraphs (i) through (ii) below, as payment for services provided to the registrant, and for expenses paid on behalf of the registrant, the registrant has issued 490,000 shares of Common Stock. As a result of such new share issuance, and the issuance of 38,000 restricted shares of Common Stock (for $76,000) in a private placement which was terminated in the second quarter of 1997, the registrant now has 1,113,030 shares of Common Stock issued and outstanding, after giving effect to the return to the registrant and cancellation of 2,700,000 shares of Common Stock which had been issued under the original Agreement.

     (i) 400,000 of the 490,000 shares have been issued under the 1997 Stock Award Plan (registered on Form S-8), an additional 50,000 shares have been issued as restricted securities (not registered on Form S-8), to the persons and in the respective amounts set forth below, and 40,000 shares have been issued to new officers and directors (see (ii) below).

          (a) services which have been performed (and expenses which have been paid) by Ameristar Group Incorporated, an affiliate of Joseph J. Messina and Martin I. Saposnick (former directors of the registrant who were elected to the board of directors in connection with the closing of the original Agreement, and who have resigned such positions), in the amounts of 100,000 shares to Wilmont Holdings Corp., an affiliate of Mr. Messina, and 100,000 shares to Remsen Group, Ltd., an affiliate of Mr. Saposnick;

          (b) services provided by consultants to the registrant, in the amount of 150,000 shares;

          (c) services provided by Robert K. Ellis, a former officer and director of the registrant who resigned upon closing of the original Agreement, in the amount of 25,000 shares, and services provided by Peter Ellis, a former officer and director of the registrant who resigned upon closing of the original Agreement, in the amount of 25,000 shares. An additional 50,000 shares were issued as restricted securities (not registered on Form S-8), in the amounts of 25,000 shares to Robert K. Ellis and 25,000 shares to Peter Ellis, for services provided by such persons. The total of 100,000 shares issued to such two individuals take the place of and cancel the proposed issuance to them of 75,000 shares to Robert
K. Ellis (and an additional 75,000 shares to his son Peter Ellis), plus an additional issuance of warrants to purchase 75,000 shares of Common Stock, as had been disclosed in the registrant's Form 10-KSB Report for fiscal 1997); and

     (ii) 40,000 shares of the 490,000 shares have been issued as restricted securities (not registered on Form S-8) to the new officers and directors of the registrant, for services provided to the registrant, in the amounts of 20,000 shares to Robert Gordon, 5,000 shares to Gera Laun, 5,000 shares to Chip Kurzenhauser, and 10,000 shares to Bryan Skelton; and

     (e) an incentive stock option to purchase 50,000 shares of Common Stock has been issued to a consultant not affiliated with the registrant. The option was issued under the Incentive Stock Option Plan of the registrant, which Plan is registered with the Securities and Exchange Commission on Form S-8. The option is exercisable for three years from July 18, 1997, at $0.50 per share.

     The registrant intends to seek other business opportunities for acquisition or merger. As of the date of this report, the registrant is in discussions with several possible acquisition or merger candidate companies, however, no acquisition or merger contracts have been signed and no agreements in principle have been reached as of the date of this Form 8-K Report.

                           SIGNATURES

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PetHealth Systems, Inc.
                                        (Registrant)

                                By: /s/ Robert Gordon

                                Name: Robert Gordon
                                Title: President

Dated: July 31, 1997